UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 23, 2016

Broadcom Limited
(Exact name of registrant as specified in its charter)

Singapore	001-37690	98-1254807
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7 Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

This Current Report on Form 8-K is being filed solely to file the consent of PricewaterhouseCoopers LLP, Broadcom Limited’s (the “Company”) independent registered public accounting firm, dated December 23, 2016, to the incorporation by reference of their report dated December 23, 2016, relating to the financial statements, financial statement schedule and the effectiveness of internal control over financial reporting included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on December 23, 2016, into the Company’s Registration Statements on Form S-8 (No. 333-209331) and S-3 (No. 333-209923).

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 23, 2016

Broadcom Limited

By:	/s/ Kirsten M. Spears
Name:	Kirsten M. Spears
Title:	Vice President, Corporate Controller and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm